                                                                    EXHIBIT 10.2


                                 FIRST AMENDMENT
                                       TO
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

        This Amendment, dated as of October 9, 2001, is entered into by (1) QUIKSILVER, INC., a Delaware corporation (the "Borrower"), (2) the banks whose names appear on the signature pages hereof (the "Lenders") and (3) UNION BANK OF CALIFORNIA, N.A., a national banking association ("UBOC"), as administrative agent for the Lenders (in such capacity, the "Agent").

                                    Recitals

        A. The Borrower, the Lenders, UBOC, as the Agent and as co-lead arranger, The Chase Manhattan Bank, as syndication agent and co-lead arranger, and Fleet National Bank, as documentation agent, are party to a Revolving Credit and Term Loan Agreement dated as of October 6, 2000 (the "Credit Agreement"). Terms defined in the Credit Agreement and not otherwise defined herein have the same respective meanings when used herein, and the other definitional provisions set forth in Section 1.2 of the Credit Agreement are incorporated herein by reference.

        B. The Borrower and the Lenders wish to amend the Credit Agreement to increase the Revolving Loan Commitment to an aggregate of $125,000,000. Accordingly, the Borrower and the Lenders hereby agree as set forth below.


        SECTION 1. Amendments to Credit Agreement. Effective as of the date hereof but subject to satisfaction of the conditions precedent set forth in
Section 2, the Borrower and the Lenders hereby agree that the Credit Agreement is amended as set forth below.

               (a) The last sentence of Section 2.3(a) of the Credit Agreement is amended in full to read as follows:

        "No commercial Letter of Credit shall in any event have an expiration date later than 120 days after the Revolving Loan Commitment Expiration Date, and no standby Letter of Credit shall in any event have an expiration date later than the Revolving Loan Commitment Expiration Date; provided, however, that up to $2,000,000 in aggregate face amount of standby Letters of Credit may have expiration date(s) up to 12 months after the Revolving Loan Commitment Expiration Date; further provided, however, that, on or before the Revolving Loan Commitment Expiration Date, the Borrower will pledge cash collateral to the Agent for the benefit of the Lenders, pursuant to documentation in form and substance satisfactory to the Agent, in the amount equal to the aggregate maximum amount available to be drawn under any and all standby Letters of Credit to be outstanding after the Revolving Loan Commitment Expiration Date."

               (b) Each Lender's signature page to the Credit Agreement is amended by deleting the amount set forth opposite the caption "Revolving Loan Commitment" below the signature block of such Lender and substituting the applicable amount set forth below for such Lender.

                  Lender                           Revolving Loan Commitment
                  ------                           -------------------------
        Union Bank of California, N.A.                    $33,000,000
        The Chase Manhattan Bank                          $22,000,000
        Fleet National Bank                               $22,000,000
        U.S. Bank National Association                    $20,500,000
        SunTrust Bank                                     $17,500,000
        Israel Discount Bank of New York                  $10,000,000

        SECTION 2. Conditions Precedent. This Amendment shall become effective as of the date first set forth above when and if the Agent receives all of the following documents, each dated the date hereof, in form and substance satisfactory to the Agent and in the number of originals reasonably requested by the Agent:

               (a) this Amendment, duly executed by the Borrower and the Lenders;

               (b) new Revolving Notes, appropriately completed for each of the Lenders and duly executed by the Borrower (the "New Revolving Notes");

               (c) an amendment and restatement of the letter agreement between the Borrower and UBOC concerning fees (the "New Fee Letter"); and

               (d) such other approvals, opinions, evidence and documents as any Lender, through the Agent, may reasonably request.

        SECTION 3. Condition Subsequent. It shall be a condition to the continued effectiveness of this Amendment that the Agent receive by October 31, 2001, in form and substance satisfactory to the Agent and in the number of originals reasonably requested thereby, resolutions of the Board of Directors of the Borrower authorizing (a) the execution, delivery and performance by the Borrower of this Amendment, the New Revolving Notes, the New Fee Letter and the Loan Documents, as amended hereby and thereby, to which the Borrower is a party and (b) the borrowings contemplated by the Credit Agreement, as amended hereby, certified by the Secretary or an Assistant Secretary of the Borrower to be correct and complete and in full force and effect.

        SECTION 4. Representations and Warranties. The Borrower represents and warrants to the Lenders and the Agent as set forth below.

               (a) The execution, delivery and performance by the Borrower of this Amendment, the New Revolving Notes, the New Fee Letter and the Loan Documents, as amended hereby and thereby, to which the Borrower is a party are within the Borrower's corporate powers, have been duly authorized by all necessary corporate action and do not (i) contravene any Requirement of Law or contractual restriction binding on or affecting the Borrower or (ii) result in or require the creation or imposition of any Lien (other than any created by the Loan Documents) upon or with respect to any of the properties of the Borrower or any Subsidiary.

               (b) No authorization, approval or other action by, or notice to or filing with, any Governmental Authority is required for the due execution, delivery or performance by the Borrower of this Amendment, the New Revolving Notes, the New Fee Letter or any of the Loan Documents, as amended hereby or thereby, to which the Borrower is a party.

               (c) This Amendment, the New Revolving Notes, the New Fee Letter and each of the Loan Documents, as amended hereby and thereby, to which the Borrower is a party constitute legal, valid and binding obligations of the Borrower, enforceable against the Borrower in accordance with their respective terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally.

               (d) Each of the Collateral Documents constitutes a valid and perfected first-priority Lien on the Collateral purported to be encumbered thereby, enforceable against all third parties in all jurisdictions, and secures the payment of all obligations of the Borrower under the Loan Documents, as amended hereby and by the New Revolving Notes and the New Fee Letter, to which the Borrower is a party, and the execution, delivery and performance of this Amendment, the New Revolving Notes and the New Fee Letter do not adversely affect the Lien of any of the Collateral Documents.

               (e) The unaudited consolidated and consolidating financial statements containing information as of July 31, 2001 and for the 9-month fiscal period then ended that were delivered by the Borrower to the Lenders pursuant to
Section 5.1(b) of the Credit Agreement, prepared in accordance with Section 5.1(b) of the Credit Agreement and certified by the Chief Financial Officer of the Borrower, fairly present the financial condition of the Borrower and its Subsidiaries as of such date and the results of the operations of the Borrower and its Subsidiaries for the 9-month fiscal period ended on such date, all in accordance with GAAP applied on a consistent basis. Since July 31, 2001 there has been no event or condition resulting in a Material Adverse Effect. The Borrower and its Subsidiaries have no material contingent liabilities except as disclosed in such financial statements or the notes thereto.

               (f) There is no pending or, to the knowledge of the Borrower, threatened action or proceeding affecting the Borrower or any Subsidiary before any court, Governmental Authority, referee or arbitrator that could reasonably be expected to have a Material Adverse Effect.

               (g) There has been no amendment to any of the Organic Documents of the Borrower on or after October 12, 2000. The representations and warranties of the Borrower contained in the Loan Documents are correct on and as of the date hereof as though made on and as of such date. No event has occurred and is continuing, or would result from the effectiveness of this Amendment, that constitutes a Default.

        SECTION 5. Reference to and Effect on Loan Documents.

               (a) On and after the effective date of this Amendment, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to "the Credit Agreement," "thereunder," "thereof," "therein" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as amended by this Amendment.

               (b) Except as specifically amended above and except for the issuance of the New Revolving Notes and the execution of the New Fee Letter, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents (other than the Na Pali Security Agreement) and all of the Collateral described therein do and shall continue to secure the payment of all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents, and the Na Pali Security Agreement and all of the Collateral described therein do and shall continue to secure the payment of all of the obligations of the Borrower under the Credit Agreement, in each case as amended hereby and by the New Revolving Notes and the New Fee Letter, as applicable.

               (c) Except as expressly set forth herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or any Lender under any of the Loan Documents or constitute a waiver of any provision of any of the Loan Documents.

        SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution and delivery of this Amendment and the other instruments and documents to be delivered hereunder, including (to the extent agreed by the Borrower and the Agent separately herefrom) the reasonable fees and out-of-pocket expenses of counsel for the Agent with respect thereto and with respect to advising the Agent as to its rights and responsibilities hereunder and thereunder.

        SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a originally executed counterpart of this Amendment.

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                     [THIS SPACE INTENTIONALLY LEFT BLANK.]

        SECTION 8. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CALIFORNIA APPLICABLE TO CONTRACTS MADE AND PERFORMED IN THE STATE OF CALIFORNIA.

                                        QUIKSILVER, INC.


                                        By:
                                            -----------------------------------
                                               Steven L. Brink
                                               Chief Financial Officer


                                        UNION BANK OF CALIFORNIA, N.A.,
                                           as Administrative Agent and a Lender

                                        By:
                                            -----------------------------------

                                               Margaret Furbank
                                               Vice President


                                        THE CHASE MANHATTAN BANK


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        FLEET NATIONAL BANK


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------

                                        U.S. BANK NATIONAL ASSOCIATION
                                           (including the bank formerly known as
                                           Pacific Century Bank)


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        SUNTRUST BANK


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------


                                        ISRAEL DISCOUNT BANK OF NEW YORK


                                        By:
                                            -----------------------------------
                                        Name:
                                              ---------------------------------
                                        Title:
                                               --------------------------------



                                      S-2